UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 8, 2020. OWL ROCK CAPITAL CORPORATION Please be advised that Owl Rock Capital Corporation (the "Company") is monitoring the recent global outbreak of COVID-19 (more commonly known as the Coronavirus) and the related health and travel concerns. If the Company determines that it is not advisable to hold the Annual Meeting in person, the Company may determine to hold a virtual meeting of shareholders, which will be conducted via live webcast. If such a determination is made, the Company will, as promptly as possible, announce details on how to participate in such virtual Annual Meeting by issuing a press release and posting such information on its website at www.owlrockcapitalcorporation.com and at www.proxyvote.com. In addition, such details will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OWL ROCK CAPITAL CORPORATION 399 PARK AVE, 38TH FLOOR NEW YORK, NEW YORK 10022 proxy materials and voting instructions. D11120-P39118 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 13, 2020 Date: June 8, 2020Time: 8:30 A.M. Eastern Time Location: 399 Park Ave., 38th Floor New York, New York 10022

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods D11121-P39118 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: THE PROXY STATEMENT FOR THIS MEETINGANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. To elect two members to the board of directors of Owl Rock Capital Corporation (the "Company") for three-year terms, each expiring at the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified; Nominees: 1a. Brian Finn 1b. Eric Kaye The Board of Directors recommends you vote FOR proposals 2, 3, and 4. 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; 3. To approve a proposal to allow the Company to increase its leverage by approving the application to the Company of a minimum asset coverage ratio of 150%, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended, to become effective the date after the Annual Meeting, which would permit the Company to double the maximum amount of leverage that it is currently permitted to incur; and 4. To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof. D11122-P39118 Voting Items

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